UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2022

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	CONXU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	CONX	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CONXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

CONX Corp. (the “Company”) historically classified a portion of the Company’s shares of redeemable Class A common stock (the “public shares”) as permanent equity to maintain stockholders’ equity in excess of $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. In connection with the preparation of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Original Form 10-Q”), management re-evaluated the Company’s application of Accounting Standards Codification 480-10-S99 with respect to the accounting classification of public shares and determined that the public shares include redemption provisions that require classification of all public shares as temporary equity, regardless of the minimum net tangible asset requirement discussed above. After further consideration, subsequent to the filing of the Original Form 10-Q, management re-evaluated the impact of the reclassification of the public shares on the Company’s previously issued financial statements and, in consultation with the audit committee of the Company’s board of directors (the “Audit Committee”), concluded that such reclassification was material with respect to certain of the Company’s previously issued financial statements, as further described below.

On January 20, 2022, the Company’s management and the Audit Committee concluded that (i) the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from August 26, 2020 (inception) through December 31, 2020, as restated in Amendment No. 1 to the Company’s Annual Report on Form 10-K as of December 31, 2020 and for the period from August 26, 2020 (inception) through December 31, 2020 (as amended, the “Form 10-K/A”), (ii) the Company’s previously issued audited balance sheet as of as of November 3, 2020, as restated in the Form 10-K/A, (iii) the Company’s previously issued unaudited condensed financial statements as of and for the three months ended March 31, 2021, included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2021, (iv) the Company’s previously issued unaudited condensed financial statements as of and for the three and six months ended June 30, 2021, included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 13, 2021, and (v) Note 1 to the Company’s previously issued unaudited condensed financial statements as of and for the three and nine months ended September 30, 2021, included in the Original Form 10-Q, respectively (the “Non-Reliance Periods”), should no longer be relied upon and should be restated to correct the classification error described above. Similarly, the related Report of Independent Registered Public Accounting Firm on the Company’s previously issued financial statements as of December 31, 2020 and for the period from August 26, 2020 (inception) through December 31, 2020, included in the Form 10-K/A, should no longer be relied upon.

The previously issued financial statements for the Non-Reliance Periods will be restated in amendments to (i) the Form 10-K/A, and (ii) the Original Form 10-Q (collectively, the “Amended Reports”). The restatement is expected to have no impact on the Company’s liquidity or cash position.

As a result of the factors described above, the Company’s management has concluded that a material weakness existed in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the financial statements will not be prevented or detected and corrected on a timely basis. The material weakness and the Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended Reports.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with WithumSmith+Brown, PC, the Company’s independent accountant.

Note Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek”, “will” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements, which include statements related to the restatement described herein, relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the “Risk Factors” section of the Company’s Form 10-K/A, subsequent Forms 10-Q and the Company’s future reports filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX CORP.

By:	/s/ Kyle Jason Kiser
Name: Kyle Jason Kiser Title: Chief Executive Officer

Date: January 20, 2022

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